SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

August 4, 2005
Date of Report (Date of earliest event reported)

Weider Nutrition International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 South 5070 West Salt Lake City, Utah		84104-4726
(Address of principal executive offices)		(Zip Code)

(801) 975-5000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

A.  On August 4, 2005, the Compensation Committee of the Board of Directors of the registrant approved bonus payments in accordance with the registrant’s annual bonus plan to the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) of the registrant as follows:

Name and Title	Bonus
Bruce J. Wood, President and Chief Executive Officer	$492,960
Joseph W. Baty, Executive Vice President and Chief Financial Officer	$207,101
Thomas H. Elitharp, Executive Vice President—Operations and Support Services	$166,543
Daniel A. Thomson, Executive Vice President—Business Development, General Counsel and Corporate Secretary	$124,826

Aggregate bonus determinations for fiscal 2005 were based on the registrant’s performance against its target for “income before taxes”. The extent to which the registrant meets or exceeds targeted “income before taxes” determines the amount by which the bonus pool is funded and the percent of target bonus payable. Individual bonus amounts are also based on personal performance against established performance objectives. The registrant anticipates that the bonus program for fiscal 2006 will be similarly based on the registrant’s performance of “income before taxes” against target and fiscal 2006 personal performance objectives. The Compensation Committee has retained the services of a third-party compensation consulting firm to review and analyze executive compensation.

The Compensation Committee did not take any action to modify the base salaries of any of the named executive officers. The registrant intends to continue to pay base salaries to its named executive officers at their respective fiscal year 2005 base salary rates.

B.  Effective as of August 4, 2005, the registrant entered into Indemnification Agreements in the form attached hereto as Exhibit 10.1 with four of its directors (Messrs. Wood, Corey, McDermott and Powell) and its named executive officers. The Indemnification Agreements provide for indemnification of, and advancement of litigation and other expenses to, such directors and officers to the fullest extent permitted by law for claims relating to his or her service to the registrant or its subsidiaries, subject to the terms and conditions contained in the form of Indemnification Agreement attached hereto as Exhibit 10.1.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the full text of the form of Indemnification Agreement attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1   Form of Indemnification Agreement

The information furnished in the exhibits to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or the Securities and Exchange Commission’s rules and regulations, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                WEIDER NUTRITION INTERNATIONAL, INC.

By:	/s/ Thomas H. Elitharp
Name: Thomas H. Elitharp
Title: Executive Vice President - Operations and Support Services
Date: August 09, 2005

INDEX TO EXHIBITS

Item Number	Exhibit
10.1	Form of Indemnification Agreement